UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 2-April - 2008
PSI Corporation
(Exact name of registrant as specified in its charter)

State	File number	ID Number
Nevada	0000888702	88-0270266

Address here	Zip code here
7222 Commerce Center Dr. Suite 240 Colorado Springs, CO	80919
Registrant’s telephone number, including area code: (719) 359-5533

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.	Other Events

Item 8.01.	Other Events
On April 2, 2008, PSI Corporation issued a press release announcing its first installations of its Digital Signage Network with its partner Hospital Media Network (HMN). The full text of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1.	Full text of the press release regarding installation of Digital Signage Network.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 2, 2008

PSI Corporation
By:	/s/ David Foni
	Name:	David Foni
	Title:	Chief Executive Officer